                                                                  EXHIBIT 7.10

                           AGREEMENT OF JOINT FILING

         Madison River Properties, L.L.C., AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the amendment to the Statement on Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: October 26, 1998

                                               MADISON RIVER PROPERTIES, L.L.C.

                                               By:   AIMCO Properties, L.P.,
                                                     its managing member

                                               By:   AIMCO-GP, Inc.,
                                                     its General Partner

                                               By: /s/ PATRICK J. FOYE
                                                   ---------------------------
                                                   Patrick J. Foye
                                                   Executive Vice President

                                               AIMCO PROPERTIES, L.P.

                                               By:   AIMCO-GP, Inc.,
                                                     its General Partner

                                               By: /s/ PATRICK J. FOYE
                                                   ---------------------------
                                                   Patrick J. Foye
                                                   Executive Vice President

                                               AIMCO-GP, INC.

                                               By: /s/ PATRICK J. FOYE
                                                   ---------------------------
                                                   Patrick J. Foye
                                                   Executive Vice President

                                               APARTMENT INVESTMENT AND
                                               MANAGEMENT COMPANY

                                               By: /s/ PATRICK J. FOYE
                                                   ---------------------------
                                                   Patrick J. Foye
                                                   Executive Vice President